Exhibit 10.4

PLEDGE AGREEMENT

PLEDGE AGREEMENT, dated as of December 22, 2005 (as amended, supplemented or otherwise modified from time to time, this “Agreement”), among JUPITERMEDIA CORPORATION (the “Borrower”), the SUBSIDIARIES party hereto (collectively, together with the Borrower, the “Pledgors”) and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”) for the Secured Parties.

(1) Reference is made to (a) the Credit Agreement, dated as of December 22, 2005 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among the Borrower, the Lenders, LaSalle Bank National Association, as syndication agent, KeyBank National Association, as documentation agent, and the Administrative Agent and (b) the Guarantee Agreement, dated as of December 22, 2005, delivered by the Pledgors in favor of the Administrative Agent for the benefit of the Secured Parties. The term “Secured Parties” shall mean (i) the Lenders, (ii) the Administrative Agent, (iii) the beneficiaries of each indemnification obligation undertaken by any Pledgor under any Loan Document, (iv) each counterparty to a Swap Agreement entered into with a Pledgor if such counterparty was a Lender (or an affiliate of a Lender) at the time the Swap Agreement was entered into and (v) the successors and assigns of each of the foregoing. Capitalized terms used herein and not otherwise defined herein shall have meanings assigned to such terms in the Credit Agreement.

(2) The Lenders have agreed to make Loans to the Borrower pursuant to, and upon the terms and subject to the conditions specified in, the Credit Agreement. Each Domestic Subsidiary that is a Material Subsidiary has agreed to guarantee, among other things, all of the obligations of the Loan Parties under the Loan Documents.

(3) The obligations of the Lenders to make Loans are conditioned upon, among other things, the execution and delivery by the Pledgors of an agreement in the form hereof to secure (a) the due and punctual payment of (i) the principal of and premium, if any, and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise and (ii) all other monetary obligations, including reimbursement obligations in respect of letters of credit, fees (including fees and disbursements of counsel), costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of the Loan Parties to the Secured Parties under the Credit Agreement and the other Loan Documents, (b) the due and punctual performance of all covenants, agreements, obligations and liabilities of the Loan Parties under or pursuant to the Credit Agreement and the other Loan Documents, (c) all claims by any Secured Party under any Guarantee by any Loan Party (whether or not any of such claims are made after the commencement of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) and (d) the due and punctual payment and performance of all monetary obligations of each Loan Party under each Swap Agreement entered into with any counterparty that was a Lender (or an Affiliate of a Lender) at the time such Swap Agreement was entered into (all of the obligations described in the preceding clauses (a) through (d) being referred to herein collectively as the “Obligations”).

NOW THEREFORE, in consideration of these premises and in order to induce the Lenders to make Loans to the Borrower under the Credit Agreement, the Pledgors and the Administrative Agent, for its benefit and for the ratable benefit of the Secured Parties, hereby agree as follows:

SECTION 1. Pledge. (a) As security for the payment and performance, as the case may be, in full of the Obligations, each Pledgor hereby grants, mortgages, pledges, hypothecates and transfers to the Administrative Agent, its successors and assigns, and hereby grants to the Administrative Agent, its successors and assigns, for the ratable benefit of the Secured Parties, a continuing security interest in, all of such Pledgor’s right, title and interest now owned or at any time hereafter acquired by such Pledgor or in which such Pledgor now has or at any time in the future may acquire any right, title or interest in, to or under: (i) Equity Interests (as defined below) now or in the future held by or issued to such Pledgor in corporations, partnerships, limited liability companies, trusts and other Persons in each case whether now existing or hereafter organized, together with its interest in the property of each such Person, its interest in the capital of each such Person, its right to receive distributions from each such Person, whether in cash or other property, and whether during the continuance of or on account of the liquidation of any such Person, and all of its rights under each certificate or articles of incorporation, bylaws, partnership agreement, limited liability company agreement, operating agreement, declaration of trust or any other organizational document or similar agreement of each such Person and the certificates, if any, representing all such Equity Interests (the “Pledged Equity Securities”); provided that the Pledged Equity Securities shall not include more than 65% of the issued and outstanding voting Equity Interests of any Foreign Subsidiary; (ii) all debt securities now or in the future held by or issued to such Pledgor and the promissory notes and any other instruments evidencing such debt securities (the “Pledged Debt Securities” and, together with the Pledged Equity Securities, the “Pledged Securities”); (iii) all other property that may be delivered to and held by the Administrative Agent pursuant to the terms hereof; (iv) subject to Section 5, all payments of principal or interest, dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed, in respect of, in exchange for or upon the conversion of the Pledged Securities; (v) subject to Section 5, all rights and privileges of each Pledgor with respect to the Pledged Securities and other property referred to in clauses (i), (ii), (iii) and (iv) above (including, without limitation, all collateral granted to such Pledgor or for the benefit of such Pledgor as security for the Pledged Debt Securities); and (vi) all proceeds of any of the foregoing (the items referred to in clauses (i) through (vi) above being collectively referred to as the “Collateral”). “Equity Interests” means any and all shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any and all warrants, options or other rights entitling the holder thereof to purchase or acquire any of the foregoing.

(b) Upon delivery to the Administrative Agent, (i) any certificates evidencing Pledged Securities shall be accompanied by transfer powers, duly executed in blank or other instruments of transfer satisfactory to the Administrative Agent and by such other instruments and documents as the Administrative Agent may reasonably request and (ii) all other property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the applicable Pledgor and such other instruments or documents as the Administrative Agent may reasonably request. Each delivery of Pledged Securities shall be accompanied by a schedule describing the securities then being pledged hereunder, which schedule shall be attached hereto as a supplement to Schedule I and made a part hereof. Each schedule so delivered shall supplement any prior schedules so delivered.

(c) The security interest granted hereunder is granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or in any way alter or modify, any obligation or liability of any Pledgor with respect to or arising out of the Collateral. In no event shall the Administrative Agent or any other Secured Party be deemed a general partner or trustee or become liable as a general partner or trustee as a result of the grant of the security interest in any interest in a partnership or trust.

SECTION 2. Delivery of the Collateral. Each Pledgor agrees promptly to deliver or cause to be delivered to the Administrative Agent any and all certificated Pledged Securities and any and all certificates or other instruments or documents representing the Collateral (other than certificates of Subsidiaries that are not Material Subsidiaries). Each Pledgor will cause any Indebtedness owed to the Pledgor in excess of $50,000 to be evidenced by a duly executed promissory note that is pledged and delivered to the Administrative Agent pursuant to the terms hereof.

SECTION 3. Representations, Warranties and Covenants. Each Pledgor hereby represents, warrants and covenants, as to itself and the Collateral pledged by it hereunder, to and with the Administrative Agent that:

(a) on the date hereof, the Pledged Equity Securities held by such Pledgor represent that percentage as set forth on Schedule I of the issued and outstanding Equity Interests of the issuer with respect thereto;

(b) on the date hereof, Schedule I completely and accurately lists all of the Pledged Securities held by such Pledgor and such Pledgor (i) is and will at all times continue to be the direct owner, beneficially and of record, of the Pledged Securities indicated on Schedule I except as otherwise permitted by the Credit Agreement, (ii) holds the same free and clear of all Liens, except for the security interest granted hereunder and under the Security Agreement and Liens permitted by Section 7.02 of the Credit Agreement, (iii) will make no assignment, pledge, hypothecation or transfer of, or create or permit to exist any security interest in, or other Lien on, the Collateral, other than pursuant hereto and the Security Agreement and (iv) will cause any and all Pledged Securities, whether for value paid by such Pledgor or otherwise, to be forthwith deposited with the Administrative Agent in accordance with Section 2 hereof and pledged or assigned hereunder;

(c) such Pledgor (i) has the power and authority to pledge the Collateral in the manner hereby done or contemplated and (ii) will defend its title or interest thereto or therein against any and all Liens (other than the Lien created by this Agreement and the Security Agreement and Liens permitted by Section 7.02 of the Credit Agreement), however arising, of all Persons whomsoever;

(d) no consent of any other Person (including stockholders, trustees, partners, members or creditors of such Pledgor) and no consent or approval of any Governmental Authority or any securities exchange was or is necessary to the validity of the pledge effected hereby;

(e) the Administrative Agent has a valid and perfected first Lien upon and security interest in such Pledged Securities as security for the payment and performance of the Obligations;

(f) the pledge effected hereby is effective to vest in the Administrative Agent, on behalf of the Secured Parties, the rights of the Administrative Agent in the Collateral as set forth herein and there are no restrictions upon the transfer (other than pursuant to state and federal securities laws) of, or the right to vote in respect of, any of the Collateral and that such Pledgor has the right to vote, pledge and grant a security interest in or otherwise transfer such Collateral free of any Lien;

(g) except in accordance with the prudent conduct of its business prior to the continuance of an Event of Default, such Pledgor will not permit any of the notes, instruments or other agreements evidencing the Pledged Debt Securities to be amended, modified or changed in any way, nor will such Pledgor accept any waiver, indulgence, modification or other departure by any obligor under such Pledged Debt Securities from any provision of the Collateral, without first obtaining written consent of the Administrative Agent;

(h) all information set forth herein relating to the Pledged Securities is accurate and complete in all material respects as of the date hereof; and

(i) the pledge of the Pledged Securities pursuant to this Agreement does not violate Regulation T, U or X of the Board or any successor thereto as of the date hereof.

SECTION 4. Registration in Nominee Name; Denominations. The Administrative Agent, on behalf of the Secured Parties, shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as pledgee or as sub-agent) or the name of the Pledgors, endorsed or assigned in blank or in favor of the Administrative Agent. Upon the continuance of an Event of Default, each Pledgor will promptly give to the Administrative Agent copies of any notices or other communications received by it with respect to Pledged Securities registered in the name of such Pledgor. The Administrative Agent shall at all times have the right to exchange any uncertificated Pledged Securities for certificated Pledged Securities and to exchange any certificates representing Pledged Securities for certificates of smaller or larger denominations for any purpose consistent with this Agreement.

SECTION 5. Voting Rights; Dividends and Interest, etc. (a) Unless and until an Event of Default shall have occurred and be continuing:

(i) Each Pledgor shall be entitled to exercise any and all voting and/or other consensual rights and powers inuring to an owner of Pledged Securities or any part thereof for any purpose not in violation of the Credit Agreement.

(ii) The Administrative Agent shall execute and deliver to each Pledgor, or cause to be executed and delivered to each Pledgor, all such proxies, powers of attorney and other instruments as such Pledgor may reasonably request for the purpose of enabling such Pledgor to exercise the voting and/or consensual rights and powers it is entitled to exercise pursuant to subparagraph (i) above and to receive the dividends, distributions and payments it is entitled to receive pursuant to subparagraph (iii) below.

(iii) Each Pledgor shall be entitled to receive and retain any and all dividends, interest, principal and other distributions and payments paid in cash on the Pledged Securities to the extent and only to the extent that such cash dividends, interest, principal and other distributions and payments are not in violation of the Credit Agreement. All dividends, interest, principal and other distributions and payments made on or in respect of the Pledged Securities other than in cash (or that are paid in cash but are in violation of the Credit Agreement), whether resulting from a subdivision, combination or reclassification of the outstanding Equity Securities of the issuer of any Pledged Securities or received in exchange for Pledged Securities or any part thereof, or in redemption thereof, or as a result of any merger, consolidation, acquisition or other exchange of assets to which such issuer may be a party or otherwise, shall be and become part of the Collateral, and, if received by any Pledgor, shall not be commingled by such Pledgor with any of its other funds or property but shall be held separate and apart therefrom, shall be held in trust for the benefit of the Administrative Agent and shall be forthwith delivered to the Administrative Agent in the same form as so received (with any necessary endorsement).

(b) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to dividends, interest, principal or other distributions or payments that such Pledgor is authorized to receive pursuant to paragraph (a)(iii) above shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to receive and retain such dividends, interest, principal or other distributions or payments. All dividends, interest, principal or other distributions or payments received by the Pledgor contrary to the provisions of this Section 5 shall be held in trust for the benefit of the Administrative Agent, shall be segregated from other property or funds of such Pledgor and shall be forthwith delivered to the Administrative Agent upon demand in the same form as so received (with any necessary endorsement). Any and all money and other property paid over to or received by the Administrative Agent pursuant to the provisions of this paragraph (b) shall be retained by the Administrative Agent in an account to be established by the Administrative Agent upon receipt of such money or other property and shall be applied in accordance with the provisions of Section 7.

(c) Upon the occurrence and during the continuance of an Event of Default, all rights of any Pledgor to exercise the voting and consensual rights and powers it is entitled to exercise pursuant to paragraph (a)(i) of this Section 5, and the obligations of the Administrative Agent under paragraph (a)(ii) of this Section 5, shall cease, and all such rights shall thereupon become vested in the Administrative Agent, which shall have the sole and exclusive right and authority to exercise such voting and consensual rights and powers. After all Events of Default have been cured or waived, such Pledgor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise pursuant to the terms of paragraph (a)(i) above.

SECTION 6. Remedies upon Default. Upon the occurrence and during the continuance of an Event of Default, the Administrative Agent may sell or otherwise dispose of all or any part of the Collateral, at public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Administrative Agent shall deem appropriate. The Administrative Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Administrative Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Pledgor, and, to the extent permitted by law, each Pledgor hereby waives all rights of redemption, stay, valuation and appraisal which such Pledgor now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.

The Administrative Agent shall give a Pledgor 10 days’ written notice (which each Pledgor agrees is reasonable notice within the meaning of Section 9-612 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions) of the Administrative Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix and state in the notice of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may (in its sole and absolute discretion) determine. The Administrative Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the sale price is paid in full by the purchaser or purchasers thereof, but the Administrative Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by applicable law, private) sale made pursuant to this Section 6, any Secured Party may bid for or purchase, free from any right of redemption, stay, valuation or appraisal on the part of any Pledgor (all said rights being also hereby waived and released), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Secured Party from such Pledgor as a credit against the purchase price, and such Secured Party may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Pledgor therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Administrative Agent shall be free to carry out such sale pursuant to such agreement; and no such Pledgor shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Administrative Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Administrative Agent may proceed by a suit or suits at law or in equity to foreclose upon the Collateral and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 6 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions.

SECTION 7. Application of Proceeds. The Administrative Agent shall apply the proceeds of any collection or sale of Collateral, as well as any Collateral consisting of cash, as follows:

FIRST, to the payment of all costs and expenses incurred by the Administrative Agent (in its capacity as such hereunder or under any other Loan Document) in connection with such collection or sale or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of its agents and legal counsel, the repayment of all advances made by the Administrative Agent hereunder or under any other Loan Document on behalf of any Pledgor and any other costs or expenses incurred by the Administrative Agent in connection with the exercise of any right or remedy hereunder or under any other Loan Document;

SECOND, to the payment in full of the Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and

THIRD, to the Pledgors, their successors or assigns, or as a court of competent jurisdiction may otherwise direct.

The Administrative Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of the Collateral by the Administrative Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the purchase money by the Administrative Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Administrative Agent or such officer or be answerable in any way for the misapplication thereof.

SECTION 8. Reimbursement of Administrative Agent. (a) Each Pledgor jointly and severally agrees to pay upon demand to the Administrative Agent the amount of any and all reasonable expenses, including the reasonable fees, other charges and disbursements of its counsel and of any experts or agents, that the Administrative Agent may incur in connection with (i) the administration of this Agreement, (ii) the custody or preservation of, or the sale of, collection from, or other realization upon, any of the Collateral, (iii) the exercise, enforcement or protection of any of the rights of the Administrative Agent hereunder or (iv) the failure by any Pledgor to perform or observe any of the provisions hereof.

(b) Without limitation of its indemnification obligations under the other Loan Documents, each Pledgor jointly and severally agrees to indemnify the Administrative Agent and the other Indemnitees against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related expenses, including reasonable counsel fees, other charges and disbursements, incurred by or asserted against any Indemnitee arising out of, in any way connected with, or as a result of the execution, delivery or performance of this Agreement or any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the transactions contemplated by this Agreement or any other Loan Document or any claim, litigation, investigation or proceeding relating to any of the foregoing or to the Collateral, whether or not any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence or wilful misconduct of such Indemnitee or from a breach of this Agreement by such Indemnitee.

(c) Any amounts payable as provided hereunder shall be additional Obligations secured hereby and by the other Security Documents. The provisions of this Section 8 shall remain operative and in full force and effect regardless of the termination of this Agreement or any other Loan Document, the consummation of the transactions contemplated hereby, the repayment of any of the Obligations, the invalidity or unenforceability of any term or provision of this Agreement or any other Loan Document or any investigation made by or on behalf of the Administrative Agent or any other Secured Party. All amounts due under this Section 8 shall be payable on written demand therefor and shall bear interest at the rate specified in Section 2.13 of the Credit Agreement.

SECTION 9. Administrative Agent Appointed Attorney-in-Fact. Each Pledgor hereby appoints the Administrative Agent the attorney-in-fact of such Pledgor for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of such Pledgor, to ask for, demand, sue for, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend or other distribution payable in respect of the Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceeding with respect thereto, and to sell, assign, endorse, pledge, transfer and to make any agreement respecting, or otherwise deal with, the same; provided, however, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Pledgor for any act or failure to act hereunder, except for their own gross negligence or wilful misconduct.

SECTION 10. Waivers; Amendment. (a) No failure or delay of the Administrative Agent in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent hereunder and of the other Secured Parties under the other Loan Documents are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provisions of this Agreement or any other Loan Document or consent to any departure by any Pledgor therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) below, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice or demand on any Pledgor in any case shall entitle such Pledgor to any other or further notice or demand in similar or other circumstances.

(b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to a written agreement entered into between the Administrative Agent and the Pledgor or Pledgors with respect to which such waiver, amendment or modification is to apply, subject to any consent required in accordance with Section 10.02 of the Credit Agreement.

SECTION 11. Securities Act, etc. In view of the position of the Pledgors in relation to the Pledged Securities, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar statute hereafter enacted analogous in purpose or effect (such Act and any such similar statute as from time to time in effect being called the “Federal Securities Laws”) with respect to any disposition of the Pledged Securities permitted hereunder. Each Pledgor understands that compliance with the Federal Securities Laws might very strictly limit the course of conduct of the Administrative Agent if the Administrative Agent were to attempt to dispose of all or any part of the Pledged

Securities, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Securities could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Administrative Agent in any attempt to dispose of all or part of the Pledged Securities under applicable Blue Sky or other state securities laws or similar laws analogous in purpose or effect. Each Pledgor recognizes that in light of such restrictions and limitations the Administrative Agent may, with respect to any sale of the Pledged Securities, limit the purchasers to those who will agree, among other things, to acquire such Pledged Securities for their own account, for investment, and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that in light of such restrictions and limitations, the Administrative Agent, in its sole and absolute discretion, (a) may proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Securities or part thereof shall have been filed under the Federal Securities Laws and (b) may approach and negotiate with a single potential purchaser to effect such sale. Each Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Administrative Agent shall incur no responsibility or liability for selling all or any part of the Pledged Securities at a price that the Administrative Agent, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section 11 will apply notwithstanding the existence of a public or private market upon which the quotations or sales prices may exceed substantially the price at which the Administrative Agent sells.

SECTION 12. Registration, etc. Each Pledgor agrees that, upon the occurrence and during the continuance of an Event of Default hereunder, if for any reason the Administrative Agent desires to sell any of the Pledged Securities at a public sale, it will, at any time and from time to time, upon the written request of the Administrative Agent, use its best efforts to take or to cause the issuer of such Pledged Securities to take such action and prepare, distribute and/or file such documents, as are required or advisable in the reasonable opinion of counsel for the Administrative Agent to permit the public sale of such Pledged Securities. Each Pledgor further agrees to indemnify, defend and hold harmless the Administrative Agent, each other Secured Party, any underwriter and their respective officers, directors, affiliates and controlling Persons from and against all loss, liability, expenses, costs of counsel (including, without limitation, reasonable fees and expenses to the Administrative Agent of legal counsel), and claims (including the costs of investigation) that they may incur insofar as such loss, liability, expense or claim arises out of or is based upon any alleged untrue statement of a material fact contained in any prospectus (or any amendment or supplement thereto) or in any notification or offering circular, or arises out of or is based upon any alleged omission to state a material fact required to be stated therein or necessary to make the statements in any thereof not misleading, except insofar as the same may have been caused by any untrue statement or omission based upon information furnished in writing to such Pledgor or the issuer of such Pledged Securities by the Administrative Agent or any other Secured Party expressly for use therein. Each Pledgor further agrees, upon such written request referred to above, to use its best efforts to qualify, file or register, or cause the issuer of such Pledged Securities to qualify, file or register, any of the

Pledged Securities under the blue sky or other securities laws of such states as may be requested by the Administrative Agent and keep effective, or cause to be kept effective, all such qualifications, filings or registrations. Each Pledgor will bear all costs and expenses of carrying out its obligations under this Section 12.

SECTION 13. Security Interest Absolute. All rights of the Administrative Agent hereunder, the grant of a security interest in the Collateral and all obligations of the Pledgors hereunder shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Credit Agreement, any other Loan Document, any agreement with respect to any of the Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of payment of, or in any other term of, all or any of the Obligations, or any other amendment or waiver of or any consent to any departure from the Credit Agreement, any other Loan Document or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any Lien on other collateral, or any release or amendment or waiver of or consent under or departure from any guarantee, securing or guaranteeing all or any of the Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Pledgor in respect of the Obligations or in respect of this Agreement (other than a termination as provided for in Section 14(a) and 14(b) hereof).

SECTION 14. Termination or Release. (a) This Agreement and the security interests granted hereunder shall terminate when all the Obligations have been indefeasibly paid in full and the Lenders have no further commitment to lend, at which time the Administrative Agent shall execute and deliver to the Pledgors, at the Pledgors’ expense, all Uniform Commercial Code termination statements and similar documents which the Pledgors shall reasonably request to evidence such termination. Any execution and delivery of termination statements or documents pursuant to this Section 14 shall be without recourse to or warranty by the Administrative Agent.

(b) Upon any sale or transfer by any Pledgor of any Collateral that is permitted under the Credit Agreement to any Person that is not a Pledgor, or, upon the effectiveness of any written consent to the release of the security interest granted hereby in any Collateral pursuant to Section 10.02(b) of the Credit Agreement, the security interest in such Collateral shall be automatically released

SECTION 15. Notices. All communications and notices hereunder shall (except as otherwise expressly permitted herein) be in writing and given as provided in Section 10.01 of the Credit Agreement. All communications and notices hereunder to any Pledgor shall be given to it at its address or telecopy number set forth on the signature pages hereof.

SECTION 16. Further Assurances. Each Pledgor agrees to do such further acts and things, and to execute and deliver such additional conveyances, assignments, agreements and instruments, as the Administrative Agent may at any time reasonably request in connection with the administration and enforcement of this Agreement or with respect to the Collateral or any part thereof or in order better to assure and confirm unto the Administrative Agent its rights and remedies hereunder.

SECTION 17. Binding Effect; Several Agreement; Assignments. Whenever in this Agreement any of the parties hereto is referred to, such reference shall be deemed to include the successors and assigns of such party; and all covenants, promises and agreements by or on behalf of any Pledgor that are contained in this Agreement shall bind and inure to the benefit of its successors and assigns. This Agreement shall become effective as to any Pledgor when a counterpart hereof executed on behalf of such Pledgor shall have been delivered to the Administrative Agent and a counterpart hereof shall have been executed on behalf of the Administrative Agent, and thereafter shall be binding upon such Pledgor and the Administrative Agent and their respective successors and assigns, and shall inure to the benefit of such Pledgor, the Administrative Agent and the other Secured Parties, and their respective successors and assigns, except that no Pledgor shall have the right to assign its rights hereunder or any interest herein or in the Collateral (and any such attempted assignment shall be void), except as expressly permitted by this Agreement and the other Loan Documents. This Agreement shall be construed as a separate agreement with respect to each Pledgor and may be amended, modified, supplemented, waived or released with respect to any Pledgor without the approval of any other Pledgor and without affecting the obligations of any other Pledgor hereunder.

SECTION 18. Survival of Agreement; Severability. (a) All covenants, agreements, representations and warranties made by each Pledgor herein and in the certificates or other instruments prepared or delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the Secured Parties and shall survive the making by the Lenders of the Loans, regardless of any investigation made by the Secured Parties or on their behalf.

(b) In the event any one or more of the provisions contained in this Agreement should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction).

SECTION 19. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

SECTION 20. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute a single contract, and shall become effective as provided in Section 17. Delivery of an executed counterpart of a signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 21. Rules of Interpretation. The rules of interpretation specified in Section 1.03 of the Credit Agreement shall be applicable to this Agreement. Article and Section headings used herein are for the purpose of reference only, are not part of this Agreement and are not to affect the construction of, or to be taken into consideration in interpreting, this Agreement.

SECTION 22. Jurisdiction; Consent to Service of Process. (a) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the nonexclusive jurisdiction of the Supreme Court of the State of New York sitting in New York County and of the United States District Court of the Southern District of New York, and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or any other Loan Document, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any other Secured Party may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Pledgor or its properties in the courts of any jurisdiction.

(b) Each Pledgor hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or the other Loan Documents in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(c) Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 15. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

SECTION 23. WAIVER OF JURY TRIAL; APPOINTMENT OF RECEIVER. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 23.

SECTION 24. Execution of Financing Statements. Pursuant to Section 9-509 of the Uniform Commercial Code as in effect in the State of New York or its equivalent in other jurisdictions, each Pledgor authorizes the Administrative Agent to file financing statements or amendments thereto with respect to the Collateral owned by it without the signature of such Pledgor in such form and in such filing offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement.

SECTION 25. Additional Pledgors. Upon execution and delivery by the Administrative Agent and a Subsidiary of any instrument satisfactory to the Administrative Agent, such Subsidiary shall become a Pledgor hereunder with the same force and effect as of if originally named as a Pledgor herein. The execution and delivery of any such instrument shall not require the consent of any Pledgor hereunder. The rights and obligation of each Pledgor hereunder shall remain in full force and effect notwithstanding the addition of any new Pledgor as party to this Agreement.

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.

JUPITERMEDIA CORPORATION

By:	/s/ Christopher J. Baudouin
Name:	Christopher J. Baudouin
Title:	Executive Vice President & CFO

JUPITERIMAGES CORPORATION

By:	/s/ Christopher S. Cardell
Name:	Christopher S. Cardell
Title:	President

CREATAS, L.L.C.

By:	JUPITERIMAGES CORPORATION,
as Managing Member

By:	/s/ Christopher S. Cardell
Name:	Christopher S. Cardell
Title:	President

DYNAMIC GRAPHICS, INC.

By:	/s/ Christopher S. Cardell
Name:	Christopher S. Cardell
Title:	President

[SIGNATURE PAGE TO PLEDGE AGREEMENT]

PICTUREQUEST LLC

By:	/s/ Christopher S. Cardell
Name:	Christopher S. Cardell
Title:	President

PICTUREARTS CORPORATION

By:	/s/ Christopher S. Cardell
Name:	Christopher S. Cardell
Title:	President

JPMORGAN CHASE BANK, N.A., as Administrative Agent

By:	/s/ David F. Gibbs
Name:	David F. Gibbs
Title:	Senior Vice President

[SIGNATURE PAGE TO PLEDGE AGREEMENT]